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                                                                   EXHIBIT 10.1



                              Monroe J. Carell, Jr.
                         c/o Central Parking Corporation
                             2401 21st Avenue South
                           Nashville, Tennessee 37212

                           Central Parking Corporation
                             2401 21st Avenue South
                               Nashville, TN 37212

                               September 21, 1998



Allright Holdings, Inc.
c/o Apollo Real Estate Investment Fund II, L.P.
1301 Avenue of the Americas
New York, NY 10019

Apollo Real Estate Investment Fund II, L.P.
1301 Avenue of the Americas
New York, NY 10019

AEW Partners, L.P.
225 Franklin Street
Boston, MA 02110

Gentlemen:

         Reference is made to the Agreement and Plan of Merger, dated as of September 21, 1998 (the "Agreement"), by and among Central Parking Corporation ("Central"), a Tennessee corporation as to which the undersigned is a stockholder (the "Stockholder"), Central Merger Sub, Inc. ("Central Sub"), a Delaware corporation and a wholly-owned subsidiary of Central, and Allright Holdings, Inc. ("Holdings"), a Delaware corporation.

         1. The undersigned represents and warrants that he is the record and beneficial holder of 10,814,523 shares of Central's common stock (the "Central Common Stock"), representing approximately 36.58% of the shares of the Central Common Stock outstanding, which includes 13,241 shares held through Central's Deferred Unit Plan, 9,413 shares held through Central's Key Personnel Plan, 149,999 shares held through the Monroe Carell, Jr. Foundation, 130,022 shares held through the Monroe Carell, Jr. 1995 Grantor Retained Annuity Trust and 1,720,877 shares held through The Monroe Carell 1994 Grantor Retained Annuity Trust, and does not have beneficial ownership in any other shares of Central Common Stock. The undersigned represents and warrants that he has



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sole power to direct the voting and disposition of such shares of Central Common
Stock set forth above.

         2. In order to induce Holdings to enter into the Agreement, the undersigned has executed and delivered this letter agreement to Holdings, Apollo Real Estate Investment Fund II, L.P. and AEW Partners, L.P. Pursuant to this letter agreement, the undersigned agrees that, at any meeting of the stockholders of Central called with respect to the merger of Holdings with and into Central Sub, with Holdings being the surviving corporation, pursuant to the Agreement (the "Merger"), the issuance of shares of Central's common stock pursuant thereto (the "Issuance"), and the Agreement, and at any adjournment thereof, and with respect to any consent solicited with respect to the Merger, the Issuance and the Agreement, the undersigned shall vote the Central Common Stock in favor of approval of the merger, the Issuance, the Agreement and any matter which could reasonably be expected to facilitate the Merger and such other transactions, except in the event any of such agreements are amended in a manner adverse to the rights of the undersigned. The undersigned may vote on all other matters in his sole discretion. The undersigned, as the holder of voting stock of Central, shall be present, in person or by proxy, at all meetings of stockholders of Central called with respect to the Merger, the Issuance and the Agreement, and at any adjournment thereof, so that all of the Central Common Stock shall be counted for the purpose of determining the presence of a quorum at such meetings. In the event Central or its board of directors does not promptly call a shareholders meeting for the purpose of approving the Merger as required in the Agreement, the undersigned hereby agrees that the undersigned will take any and all actions as a shareholder required on the undersigned's part to timely convene and hold a meeting of the stockholders of Central for the purpose of voting on the Merger and the transactions contemplated in connection therewith and to submit the Merger and the transactions contemplated in connection therewith to a vote of the stockholders of Central at such stockholder meeting. The undersigned hereby also agrees not to vote the Central Common Stock beneficially owned by the undersigned in connection with any matter submitted to a vote of the Central stockholders in a manner which would prevent or delay the consummation of the transaction contemplated by the Agreement. This letter agreement is intended to bind the undersigned only with respect to the voting of the Central Common Stock as a stockholder of Central as provided herein and shall not prohibit the undersigned from acting in accordance with the undersigned's fiduciary duties as an officer or director of Central.

         3. The undersigned agrees that, if required to achieve the intended treatment of the Merger as a pooling-of-interests, the undersigned will contribute or cause to have contributed, any and all parking-related assets owned, directly or indirectly, to Central in exchange for Central Common Stock prior to the consummation of the Merger.

         4. Central hereby agrees, if necessary, to take any reasonable action required on its part to permit the Central Stockholders to comply with their obligations set forth



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above in connection with obtaining pooling-of-interests accounting treatment for the Merger.

         5. The undersigned hereby represents and warrants that the representations and warranties of Central and Central Sub under Sections 4.2(b) and 4.4 of the Agreement, as such sections relate to the undersigned, are true, accurate and correct in all material respects as of the date hereof, and covenants that if such representations and warranties cease to be true, accurate and correct in all material respects at or prior to the Closing, the undersigned will immediately notify Holdings in writing of the facts and circumstances which led to such representation no longer being true, accurate and correct in all material respects.

         6. Any notices required to be sent to Holdings under this letter agreement shall be sent to:

Allright Holdings, Inc.
c/o Apollo Real Estate Investment Fund II, L.P.
1301 Avenue of the Americas New York, NY 10019
Attn: William S. Benjamin
Facsimile: (212) 261-4060

with copies to:
AEW Partners, L.P.
225 Franklin Street
Boston, MA 02110
Attn: Marc Davidson
Facsimile: (617) 261-9555

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022
Attn: Randall H. Doud
Facsimile: (212) 735-2000

Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109
Attn: Laura Hodges Taylor
Facsimile: (617) 570-8150

         This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws thereof and shall be binding upon all beneficiaries, heirs at law, distributees, successors, assigns




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and legal representatives of the undersigned. This letter agreement may be executed in counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument.








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                                           Very truly yours,


                                           -------------------------------------
                                           Monroe J. Carell, Jr.

                                           CENTRAL PARKING CORPORATION


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                           SIGNED AND AGREED AS TO PARAGRAPH 3
                                           ONLY:


                                           -------------------------------------
                                           Kathryn Carell Brown



                                           -------------------------------------
                                           Julia Carell Stadler



                                           -------------------------------------
                                           Edith Carell Johnson



Accepted and agreed as of
the date first written above:

ALLRIGHT HOLDINGS, INC.



By:
   -----------------------------
Name:
Title:




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APOLLO REAL ESTATE INVESTMENT FUND II, L.P.

By: Apollo Real Estate Advisors II, L.P., its general partner

By: Apollo Real Estate Capital Advisors II, Inc., its general partner



By:
   ------------------------------------
Name:
Title:

AEW PARTNERS, L.P.

By: AEW/L.P., its general partner

By: AEW, Inc., its general partner



By:
   -------------------------------------
Name:
Title:





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